UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07502

BNY Mellon International Securities Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2019

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Emerging Markets Securities Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Emerging Markets Securities Fund

ANNUAL REPORT May 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Emerging Markets Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Emerging Markets Securities Fund (formerly, Dreyfus Emerging Markets Fund), covering the 12-month period from June 1, 2018 through May 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

At the beginning of the reporting period, developed economies outside of the U.S. continued to weaken, while the U.S. economy sustained its relatively healthy growth rate. Calm markets prevailed throughout the summer, as robust growth and strong corporate earnings supported U.S. stock returns, while other developed markets continued to decline.

The fourth quarter of 2018 saw broad market weakness, due in part to heightened concerns about rising interest rates, trade tensions and slowing global growth. The slump largely erased prior gains on U.S. indices, while losses deepened in international markets. December experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. However, comments made by the Fed in January indicated that it would slow the pace of interest-rate increases; this helped stimulate a rebound across equity markets that continued through much of the reporting period. However, in May, escalating trade tensions once again disrupted equity market progress, causing stock prices to pull back.

Fixed-income markets declined early in the period, as interest rates and inflation rose, pressuring most bond prices. Comparatively strong U.S. equity markets fed investor risk appetites, reducing the demand for Treasuries and increasing yields. But a return of stock market volatility in October triggered a flight to quality, boosting Treasury prices and flattening the yield curve. In January, when the Fed’s comments indicated that rate increases would be less likely in 2019, bond markets rallied. Fixed-income prices benefited from falling rates through the end of the period.

We remain positive on the near-term economic outlook for the U.S. but will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
June 17, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from June 1, 2018 through May 31, 2019, as provided by Julianne McHugh, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended May 31, 2019, BNY Mellon Emerging Markets Securities Fund’s (formerly, Dreyfus Emerging Markets Fund) Class A shares produced a total return of -10.43%, Class C shares returned -11.06%, Class I shares returned -10.28%, and Class Y shares returned -10.09%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), had a -8.70% total return for the same period.2

Emerging-market equities lost ground over the reporting period amid pressure from trade tensions and volatile oil prices. The fund underperformed the Index, partly due to stock selection shortfalls in the energy and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stock of companies organized, or with a majority of assets or business, in emerging-market countries. In selecting stocks, we identify potential investments through extensive quantitative and fundamental research, using a value-oriented, research-driven approach. In emphasizing individual stock selection rather than economic and industry trends, we focus on value, business health and business momentum. The fund considers emerging-market countries to be generally all countries represented by the Index.

Volatility and Headwinds

Emerging markets experienced periods of both volatility and strength over the reporting period, but lost ground over the period as a whole. Through summer and early fall, many equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties, and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October, when renewed articulation of hawkish narratives by U.S. Federal Reserve (“Fed”) officials alarmed investors. In Japan, which depends on exports for much of its economy, the prospect of slowing Chinese growth and consumption rates contributed to the selloff in its equity markets. Investors also feared the European Central Bank (ECB) would proceed with its plan to conclude stimulus measures in January, despite moderating growth rates. One notable exception that helped to buoy Index returns during this period was Brazil, which registered a strong absolute return after the election of right-wing candidate Jair Bolsonaro to the presidency raised expectations of economic reform and greater stability.

January marked a turnaround in markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered. China also announced additional measures aimed at stimulating its economy and became one of the best-performing major markets during the first three months of the year. Elsewhere, the ECB announced it would provide additional stimulus to support the eurozone economy. At its first meeting of the year, the Fed emphasized its focus on data as a primary driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

support flagging growth. The rebound continued throughout the first several months of 2019, bolstered by optimism surrounding trade and strengthening oil prices. However, the reignition of trade tensions and softening oil prices near the end of the reporting period ended the upward trajectory of emerging-market equity prices.

Fund Results Dampened by Security Selection

During the period, relative results were hampered by security selection, especially within the energy and materials sectors. Positioning within South Africa, Turkey, and Indonesia also detracted. Within energy, a position in Turkey-based oil refiner Tüpraş Türkiye Petrol Rafinerileri provided a headwind, as the stock price was hurt due to the devaluation of the Turkish lira and concerns over high interest expenses due to the company’s debt profile. We have since sold the position. In materials, South Africa-based chemical company Sasol also hurt relative returns. The company’s stock price came under pressure due to persistent cost overruns on a large, new petrochemical project. A position in India Cements also weighed on results. Elsewhere in the markets, limited exposure to South African technology company Naspers was another top detractor.

Conversely, selection decisions among financials and information technology companies, as well as corporations based in Brazil, India and China, helped relative results. India-based financial companies bolstered performance, as the outcome of the Indian election was viewed positively by investors. State Bank of India and ICICI Bank were among the top contributors to portfolio performance. In information technology, reduced exposure to China-based technology companies was beneficial, as was a position in Taiwan Semiconductor Manufacturing. Brazil-based companies were also helpful to results, particularly those within the utilities and consumer staples sectors, such as regional electric utility Companhia Energética de Minas Gerais and meat and poultry producer BRF. Elsewhere in the markets, a position in telecom equipment manufacturer China Communication Services was also among the top individual contributors.

Constructively Positioned for Uncertainty and Opportunity

The level of uncertainty surrounding emerging-market economies has been rising due to trade and other geopolitical tensions. We believe that tariffs that are already in place have started to dampen economic activity in various regions, particularly China. The effects of this can be seen in many global supply chains, such as the automotive and technology industries. However, valuations have decreased, as the market has absorbed these realities and moderated expectations. Absent an end-of-cycle event, which we think central banks appear poised to help avoid, our outlook is cautiously optimistic, since earnings expectations are subdued, and valuations are attractive. An environment of uncertainty pervades, but we remain constructive as we look out over the next 12 months, in terms of positioning and potential performance of the asset class.

Over the past few months, we have increased our weight to India and Russia while reducing positions in Brazil and South Korea. From a sector perspective, we have added to energy stocks during pullbacks and are increasing our communication services exposure. We have reduced our positions in industrials and utilities. We continue to utilize market volatility to take advantage of compelling value opportunities.

June 17, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through September 30, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

From time to time, the fund’s investments may be concentrated in issuers located in China and, therefore, at such times, the fund may be particularly exposed to the economy, industries, securities and currency markets of China, which may be adversely affected by protectionist trade policies, slow economic activity in other Asian countries or worldwide, political and social instability, environmental events and natural disasters, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the United States. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. Each of these risks could increase the fund’s volatility.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Emerging Markets Securities Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Emerging Markets Securities Fund on 5/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index, unlike the fund, is a free float‐adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Emerging Markets Securities Fund with a hypothetical investment of $1,000,000 in the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $1,000,000 investment made in Class Y shares of BNY Mellon Emerging Markets Securities Fund on 5/31/09 to a $1,000,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index, unlike the fund, is a free float‐adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 5/31/19
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/28/96	-15.61%	-1.94%	1.82%
without sales charge	6/28/96	-10.43%	-0.77%	2.42%
Class C shares
with applicable redemption charge†	11/15/02	-11.95%	-1.51%	1.64%
without redemption	11/15/02	-11.06%	-1.51%	1.64%
Class I shares	11/15/02	-10.28%	-0.54%	2.65%
Class Y shares	7/1/13	-10.09%	-0.22%	2.74%††
MSCI Emerging Markets Index		-8.70%	1.79%	5.03%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Emerging Markets Securities Fund from December 1, 2018 to May 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$9.92	$13.62	$8.69	$7.89
Ending value (after expenses)	$990.10	$986.10	$990.90	$991.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2019

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$10.05	$13.79	$8.80	$8.00
Ending value (after expenses)	$1,014.96	$1,011.22	$1,016.21	$1,017.00

† Expenses are equal to the fund’s annualized expense ratio of 2.00% for Class A, 2.75% for Class C, 1.75% for Class I and 1.59% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2019

Description	Shares		Value ($)
Common Stocks - 97.3%
Brazil - 6.3%
Banco do Brasil	52,300		688,412
BRF	177,500	[a]	1,253,010
BRF, ADR	157,187	[a]	1,106,596
EDP - Energias do Brasil	208,500		1,055,266
Gerdau, ADR	232,273		808,310
MRV Engenharia e Participacoes	95,300		417,489
Petroleo Brasileiro, ADR	80,306		1,042,372
			6,371,455
China - 27.1%
Alibaba Group Holding, ADR	25,260	[a]	3,770,308
China Conch Venture Holdings	241,000		781,680
China Construction Bank, Cl. H	3,636,399		2,869,332
China Life Insurance, Cl. H	803,000		1,855,656
China Resources Sanjiu Medical & Pharmaceutical, Cl. A	126,600		503,722
CNOOC, ADR	9,981		1,620,615
ENN Energy Holdings	125,000		1,121,643
Guangzhou Automobile Group, Cl. H	606,000		582,397
Hengan International Group	126,500		926,720
Industrial & Commercial Bank of China, Cl. H	3,477,090		2,478,234
Midea Group, Cl. A	94,900		678,860
PetroChina, ADR	3,980		220,213
PetroChina, Cl. H	1,280,000		713,808
Ping An Insurance Group Company of China, Cl. H	84,000		924,755
Semiconductor Manufacturing International	997,000	[a]	1,200,122
Shanghai Pharmaceuticals Holding, Cl. H	264,900		522,134
Tencent Holdings	159,750		6,624,991
			27,395,190
Colombia - 1.0%
Bancolombia, ADR	21,673		1,017,981
Czech Republic - .5%
Moneta Money Bank	163,080	[b]	532,358
Greece - 1.4%
Hellenic Telecommunications Organization	99,739	[a]	1,364,817
Hong Kong - 4.2%
Beijing Enterprises Water Group	2,288,369		1,214,590
China Overseas Land & Investment	380,000		1,315,716
China Unicom Hong Kong	1,140,000		1,200,043

Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Hong Kong - 4.2% (continued)
Shanghai Industrial Holdings	250,000		519,623
			4,249,972
Hungary - 1.3%
Richter Gedeon	73,412		1,319,491
India - 10.4%
Adani Ports & Special Economic Zone	189,128		1,127,647
Aurobindo Pharma	63,429		611,516
Bank of Baroda	395,265	[a]	765,161
Chennai Super Kings Cricket	5,440,206	[a,c]	0
Hindustan Petroleum	184,831		859,436
ICICI Bank	148,461		902,703
ICICI Bank, ADR	34,830		417,960
Maruti Suzuki India	5,893		581,034
Reliance Industries	84,951		1,621,803
State Bank of India	467,401	[a]	2,363,123
Tata Steel	93,479		654,499
UPL	45,145		647,073
			10,551,955
Indonesia - 1.6%
Telekomunikasi Indonesia	4,332,400		1,182,716
Vale Indonesia	2,483,600	[a]	469,432
			1,652,148
Mexico - 3.5%
Alpek	305,740		344,759
America Movil, ADR, Cl. L	71,917		1,008,996
Grupo Aeroportuario del Centro Norte	112,069		677,603
Grupo Financiero Banorte, Cl. O	148,900		811,405
Mexichem	344,685		718,784
			3,561,547
Peru - .5%
Cia de Minas Buenaventura, ADR	31,701		480,904
Philippines - 1.1%
Metropolitan Bank & Trust	779,885		1,072,303
Poland - 1.4%
Bank Pekao	51,978		1,440,018
Russia - 7.0%
Gazprom, ADR	211,229		1,372,989
Gazprom, ADR	59,289		387,506
Lukoil	18,345	[d]	1,483,709
Lukoil, ADR	6,307		506,007
Moscow Exchange MICEX-RTS	673,730	[d]	876,535
Sberbank of Russia	521,058		1,861,626

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Russia - 7.0% (continued)
Sberbank of Russia, ADR	40,962		587,330
			7,075,702
South Africa - 6.9%
Barloworld	94,821		859,419
Naspers, Cl. N	10,297		2,308,152
Sanlam	153,353		800,654
Sasol	40,290		1,012,314
Sasol, ADR	19,738		491,279
Sibanye Gold	844,193	[a]	801,362
Standard Bank Group	53,281		726,093
			6,999,273
South Korea - 10.7%
CJ CheilJedang	2,468		580,074
E-MART	5,688		685,882
Hankook Tire & Technology	19,023		557,768
Hyundai Mobis	6,475		1,177,483
KB Financial Group	23,171		854,053
KB Financial Group, ADR	6,652		245,592
Korea Investment Holdings	9,753		590,781
POSCO, ADR	17,320		861,324
Samsung Electronics	90,008		3,195,053
Samsung Fire & Marine Insurance	1,846		419,686
Shinhan Financial Group	26,397		985,396
SK Innovation	4,882		675,247
			10,828,339
Taiwan - 9.9%
Chailease Holding	266,000	[a]	975,124
Delta Electronics	258,000		1,158,184
Largan Precision	10,000	[a]	1,186,244
MediaTek	152,000		1,487,992
Taiwan Semiconductor Manufacturing	582,638	[a]	4,315,540
Yuanta Financial Holding	1,572,000		881,044
			10,004,128
Thailand - 1.2%
Krung Thai Bank	1,943,900		1,173,364
Turkey - .5%
Cola-Cola Icecek	106,215		496,127
United Arab Emirates - .8%
Dubai Islamic Bank	558,758		764,954
Total Common Stocks (cost $92,135,411)			98,352,026

Description		Shares	Value ($)
Exchange-Traded Funds - 1.1%
United States - 1.1%
iShares MSCI Emerging Markets ETF (cost $1,114,086)		26,554	1,081,013
	Preferred Dividend Yield (%)
Preferred Stocks - .6%
Brazil - .6%
Banco do Estado do Rio Grande do Sul, Cl. B (cost $145,002)	9.39	102,400	617,174
Total Investments (cost $93,394,499)		99.0%	100,050,213
Cash and Receivables (Net)		1.0%	999,449
Net Assets		100.0%	101,049,662

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

MICEX—Moscow Interbank Currency Exchange

RTS—Russian Trading System

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2019, these securities were valued at $532,358 or .53% of net assets.

c The fund held Level 3 securities at May 31, 2019, these securities were valued at $ or .0% of net assets.

d The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At May 31, 2019, the value of this security amounted to $2,360,244 or 2.34% of net assets.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	22.9
Energy	10.4
Materials	7.2
Semiconductors & Semiconductor Equipment	6.9
Media & Entertainment	6.5
Retailing	6.0
Technology Hardware & Equipment	5.5
Telecommunication Services	4.7
Insurance	4.0
Food, Beverage & Tobacco	3.4
Utilities	3.4
Diversified Financials	3.3
Automobiles & Components	2.9
Pharmaceuticals Biotechnology & Life Sciences	2.4
Capital Goods	2.1
Transportation	1.8
Real Estate	1.3
Consumer Durables & Apparel	1.1
Registered Investment Companies	1.1
Household & Personal Products	.9
Food & Staples Retailing	.7
Health Care Equipment & Services	.5
99.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 5/31/18 ($)	Purchases ($)	Sales ($)	Value 5/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,319,650	45,919,815	48,239,465	-	-	15,341

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	93,394,499	100,050,213
Cash denominated in foreign currency	652,067	644,993
Receivable for investment securities sold		527,908
Dividends and interest receivable		143,508
Receivable for shares of Common Stock subscribed		18,461
Unrealized appreciation on foreign currency transactions		302
Prepaid expenses		43,982
		101,429,367
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		165,269
Cash overdraft due to Custodian		70,738
Foreign capital gains tax payable		41,122
Payable for shares of Common Stock redeemed		11,729
Directors fees and expenses payable		1,604
Accrued expenses		89,243
		379,705
Net Assets ($)		101,049,662
Composition of Net Assets ($):
Paid-in capital		396,103,822
Total distributable earnings (loss)		(295,054,160)
Net Assets ($)		101,049,662

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	39,200,931	2,735,430	19,642,823	39,470,478
Shares Outstanding	4,147,459	295,774	2,023,944	4,170,771
Net Asset Value Per Share ($)	9.45	9.25	9.71	9.46

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $389,229 foreign taxes withheld at source):
Unaffiliated issuers	3,048,671
Affiliated issuers	15,341
Total Income	3,064,012
Expenses:
Management fee—Note 3(a)	1,401,485
Shareholder servicing costs—Note 3(c)	244,927
Custodian fees—Note 3(c)	132,330
Professional fees	128,081
Registration fees	65,979
Distribution fees—Note 3(b)	27,211
Prospectus and shareholders’ reports	15,811
Directors’ fees and expenses—Note 3(d)	6,267
Loan commitment fees—Note 2	2,302
Interest expense—Note 2	99
Miscellaneous	51,180
Total Expenses	2,075,672
Less—reduction in expenses due to undertaking—Note 3(a)	(24,732)
Less—reduction in fees due to earnings credits—Note 3(c)	(494)
Net Expenses	2,050,446
Investment Income—Net	1,013,566
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,654,954)
Net realized gain (loss) on forward foreign currency exchange contracts	(20,313)
Net Realized Gain (Loss)	(5,675,267)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,178,719)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	122
Net Unrealized Appreciation (Depreciation)	(8,178,597)
Net Realized and Unrealized Gain (Loss) on Investments	(13,853,864)
Net (Decrease) in Net Assets Resulting from Operations	(12,840,298)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2019	2018[a]
Operations ($):
Investment income—net	1,013,566	1,211,124
Net realized gain (loss) on investments	(5,675,267)	13,961,597
Net unrealized appreciation (depreciation) on investments	(8,178,597)	(8,534,752)
Net increase from payment by affiliate	-	4,421
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,840,298)	6,642,390
Distributions ($):
Distributions to shareholders:
Class A	(148,595)	(551,407)
Class I	(147,324)	(376,815)
Class Y	(354,236)	(623,761)
Total Distributions	(650,155)	(1,551,983)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,248,121	5,215,551
Class C	54,535	486,522
Class I	3,254,627	6,392,455
Class Y	2,718,182	3,213,692
Distributions reinvested:
Class A	137,453	514,917
Class I	146,316	365,710
Class Y	339,639	573,105
Cost of shares redeemed:
Class A	(10,083,995)	(15,069,821)
Class C	(1,534,760)	(2,737,421)
Class I	(8,887,930)	(14,367,350)
Class Y	(4,520,143)	(10,098,888)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(16,127,955)	(25,511,528)
Total Increase (Decrease) in Net Assets	(29,618,408)	(20,421,121)
Net Assets ($):
Beginning of Period	130,668,070	151,089,191
End of Period	101,049,662	130,668,070

	Year Ended May 31,
	2019	2018[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	227,016	475,914
Shares issued for distributions reinvested	14,941	46,057
Shares redeemed	(1,030,098)	(1,367,330)
Net Increase (Decrease) in Shares Outstanding	(788,141)	(845,359)
Class Cb
Shares sold	5,663	45,566
Shares redeemed	(159,905)	(255,148)
Net Increase (Decrease) in Shares Outstanding	(154,242)	(209,582)
Class Ib
Shares sold	320,102	567,514
Shares issued for distributions reinvested	15,500	31,884
Shares redeemed	(875,121)	(1,267,877)
Net Increase (Decrease) in Shares Outstanding	(539,519)	(668,479)
Class Y
Shares sold	279,850	294,438
Shares issued for distributions reinvested	36,918	51,216
Shares redeemed	(459,279)	(921,478)
Net Increase (Decrease) in Shares Outstanding	(142,511)	(575,824)

[a]Distributions to shareholders include only distributions from investment income—net. Undistributed investment income—net was $168,600 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended May 31, 2019, 519 Class C shares representing $5,416 were automatically exchanged for 509 Class A shares and 64 Class A shares representing $644 were automatically exchanged for 63 Class I shares and during the period ended May 31, 2018, 6,110 Class C shares representing $65,743 were automatically exchanged for 5,966 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.59	10.32	7.82	9.88	10.37
Investment Operations:
Investment income—net[a]	.07	.07	.07	.08	.07
Net realized and unrealized gain (loss) on investments	(1.18)	.31	2.49	(2.02)	(.47)
Total from Investment Operations	(1.11)	.38	2.56	(1.94)	(.40)
Distributions:
Dividends from investment income-net	(.03)	(.11)	(.07)	(.19)	(.09)
Payment by affiliate	-	.00[b]	.01	.07	-
Net asset value, end of period	9.45	10.59	10.32	7.82	9.88
Total Return (%)[c]	(10.43)	3.70[d]	32.83[d]	(18.91)[d]	(3.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.05	1.98	2.11	2.20	1.86
Ratio of net expenses to average net assets	2.00	1.98	1.83	2.00	1.66
Ratio of net investment income to average net assets	.75	.66	.72	1.02	.68
Portfolio Turnover Rate	107.25	72.11	80.10	80.11	54.60
Net Assets, end of period ($ x 1,000)	39,201	52,269	59,634	54,529	88,714

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Payment by affiliate had no impact on total return for 2018. The total return would have been 32.70% for 2017 and (19.63%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

	Year Ended May 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.40	10.11	7.66	9.65	10.13
Investment Operations:
Investment income (loss)—net[a]	.01	(.01)	(.00)[b]	.03	(.01)
Net realized and unrealized gain (loss) on investments	(1.16)	.30	2.44	(1.99)	(.46)
Total from Investment Operations	(1.15)	.29	2.44	(1.96)	(.47)
Distributions:
Dividends from investment income-net	-	-	(.00)[b]	(.10)	(.01)
Payment by affiliate	-	.00[b]	.01	.07	-
Net asset value, end of period	9.25	10.40	10.11	7.66	9.65
Total Return (%)[c]	(11.06)	2.87[d]	32.00[d]	(19.57)[d]	(4.61)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.82	2.73	2.89	2.90	2.62
Ratio of net expenses to average net assets	2.75	2.73	2.60	2.70	2.42
Ratio of net investment income (loss) to average net assets	.08	(.08)	(.03)	.35	(.08)
Portfolio Turnover Rate	107.25	72.11	80.10	80.11	54.60
Net Assets, end of period ($ x 1,000)	2,735	4,681	6,671	6,647	11,530

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Payment by affiliate had no impact on total return for 2018. The total return would have been 31.87% for 2017 and (20.20%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.89	10.60	8.03	9.90	10.41
Investment Operations:
Investment income—net[a]	.10	.10	.08	.12	.10
Net realized and unrealized gain (loss) on investments	(1.21)	.32	2.57	(2.05)	(.48)
Total from Investment Operations	(1.11)	.42	2.65	(1.93)	(.38)
Distributions:
Dividends from investment income-net	(.07)	(.13)	(.09)	(.01)	(.13)
Payment by affiliate	-	.00[b]	.01	.07	-
Net asset value, end of period	9.71	10.89	10.60	8.03	9.90
Total Return (%)	(10.28)	3.92[c]	33.37[c]	(18.81)[c]	(3.58)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.72	1.90	1.76	1.63
Ratio of net expenses to average net assets	1.75	1.72	1.59	1.56	1.43
Ratio of net investment income to average net assets	1.01	.91	.83	1.44	.98
Portfolio Turnover Rate	107.25	72.11	80.10	80.11	54.60
Net Assets, end of period ($ x 1,000)	19,643	27,907	34,247	24,495	388,397

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Payment by affiliate had no impact on total return for 2018. The total return would have been 33.24% for 2017 and (19.51%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

	Year Ended May 31,
Class Y Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.62	10.34	7.84	9.90	10.42
Investment Operations:
Investment income—net[a]	.11	.12	.10	.13	.05
Net realized and unrealized gain (loss) on investments	(1.18)	.30	2.50	(2.04)	(.42)
Total from Investment Operations	(1.07)	.42	2.60	(1.91)	(.37)
Distributions:
Dividends from investment income-net	(.09)	(.14)	(.11)	(.22)	(.15)
Payment by affiliate	-	.00[b]	.01	.07	-
Net asset value, end of period	9.46	10.62	10.34	7.84	9.90
Total Return (%)	(10.09)	4.03[c]	33.49[c]	(18.50)[c]	(2.81)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.61	1.58	1.78	1.68	1.42
Ratio of net expenses to average net assets	1.61	1.57	1.42	1.48	1.22
Ratio of net investment income to average net assets	1.08	1.07	1.14	1.59	.47
Portfolio Turnover Rate	107.25	72.11	80.10	80.11	54.60
Net Assets, end of period ($ x 1,000)	39,470	45,810	50,538	34,113	63,825

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Payment by affiliate had no impact on total return for 2018. The total return would have been 33.36% for 2017 and (19.23%) for 2016 had payments not been made by The Bank of New York Mellon Corporation related to a class action settlement.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Emerging Markets Securities Fund (the “fund”) is the sole series of BNY Mellon International Securities Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Emerging Markets Fund to BNY Mellon Emerging Markets Securities Fund and the Company changed its name from Dreyfus International Funds, Inc. to BNY Mellon International Securities Funds, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2019 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks	20,432,167	77,919,859†	0	98,352,026
Equity Securities- Preferred Stocks	617,174	–	–	617,174
Exchange-Traded Funds	1,081,013	–	–	1,081,013

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At May 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Foreign Common Stock($)
Balance as of 5/31/2018	0
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-
Purchases/ issuances	-
Sales/ dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 5/31/2019	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 5/31/2019	-

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

NOTES TO FINANCIAL STATEMENTS (continued)

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At May 31, 2019, BNY Mellon Diversified International Fund (formerly, Dreyfus Diversified International Fund), an affiliate of the fund, held 4,016,018 Class Y shares representing approximately 37.60% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $305,878, accumulated capital losses $301,419,938 and unrealized appreciation $6,059,900.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2019. The fund has $24,195,563 of short-term capital losses and $277,224,375 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2019 and May 31, 2018 were as follows: ordinary income $650,155 and $1,551,983, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

(h) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2019 was approximately $3,290 with a related weighted average annualized interest rate of 3.01%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed from June 1, 2018 until September 30, 2019, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the value of the fund’s average daily net assets. On or after September 30, 2019, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $24,732 during the period ended May 31, 2019.

During the period ended May 31, 2019, the Distributor retained $790 from commissions earned on sales of the fund’s Class A shares and $239 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2019, Class C shares were charged $27,211 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2019, Class A and Class C shares were charged $110,426 and $9,070, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2019, the fund was charged

NOTES TO FINANCIAL STATEMENTS (continued)

$20,591 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2019, the fund was charged $132,330 pursuant to the custody agreement. These fees were partially offset by earnings credits of $494.

During the period ended May 31, 2019, the fund was charged $12,449 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $110,656, Distribution Plan fees $1,799, Shareholder Services Plan fees $9,221, custodian fees $43,540, Chief Compliance Officer fees $4,090 and transfer agency fees $3,891, which are offset against an expense reimbursement currently in effect in the amount of $7,928.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended May 31, 2019, redemption fees charged and retained by the fund amounted to $1,489.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended May 31, 2019, amounted to $119,359,058 and $134,680,332, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At May 31, 2019, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2019:

Average Market Value ($)
Forward contracts	174,002

At May 31, 2019, the cost of investments for federal income tax purposes was $93,942,419; accordingly, accumulated net unrealized appreciation on investments was $6,107,794, consisting of $13,780,381 gross unrealized appreciation and $7,672,587 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Emerging Markets Securities Fund (formerly Dreyfus Emerging Markets Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Emerging Markets Securities Fund (the “Fund”) (formerly Dreyfus Emerging Markets Fund) (the sole fund constituting BNY Mellon International Securities Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon International Securities Funds, Inc.) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
July 25, 2019

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended May 31, 2019:

- the total amount of taxes paid to foreign countries was $375,840.

- the total amount of income sourced from foreign countries was $3,479,262.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $650,155 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 12-13, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except for the two-year period when performance was below the median and the ten-year period when performance was below the one other fund in the Performance Group, and below the Performance Universe for all periods, except when for the three-year period when performance was above the median. The Board considered the relative proximity of the fund’s performance to the Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until September 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.75% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Peggy C. Davis (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

David P. Feldman (79)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 30

———————

Gina D. France (60)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –present)

• Corporate Director and Trustee (2004 – current)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 30

———————

Joan Gulley (71)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 51

———————

Ehud Houminer (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 51

———————

Lynn Martin (79)

Board Member (2013)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 30

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (55)

Board Member (2013)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 98

———————

Dr. Martin Peretz (79)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 30

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since January 2018.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 47 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 47 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 43 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 50 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 137 portfolios) managed by the Adviser. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

BNY Mellon Emerging Markets Securities Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRFMX Class C: DCPEX Class I: DRPEX Class Y: DYPEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 0327AR0519

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,467 in 2018 and $50,298 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,016 in 2018 and $6,807 in 2019. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,244 in 2018 and $5,940 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $349 in 2018 and $346 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $20,678,286 in 2018 and $28,630,247 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon International Securities Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    July 26, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    July 26, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)